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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation ("Company"), which will file with the Securities and Exchange Commission, Washington, D.C. ("Commission"), under the provisions of the Securities Act of 1933, as amended,
(i) one or more Registration Statements, or amendments thereto, on Form S-3 (or any appropriate form then in effect) for the registration of debt securities issued by J. C. Penney Corporation, Inc. ("Corporation") (which may include debt securities, together with warrants or other rights to purchase or acquire debt securities) and shares of Common Stock of 50 cent par value of the Company, including the associated rights to purchase shares of Series A Junior Participating Preferred Stock, without par value, of the Company, ("Common Stock") upon conversion, if any, of such debt securities into Common Stock; (ii) one or more Registration Statements on Form S-4 (or any appropriate form then in effect) for the registration of the exchange of certain debt securities (which may include debt securities, together with warrants or other rights to purchase or otherwise acquire debt securities) originally issued by Corporation (the Registration Statements referred to in Sections (i) and (ii) above hereinafter collectively called the "Registration Statements"), and (iii) under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the 52 weeks ended January 26, 2002, hereby constitutes and appoints W. J. Alcorn, R. B. Cavanaugh, and C. R. Lotter, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her and in his or her name, place, and stead, in any and all capacities, to sign (x) said Registration Statements, which are about to be filed, and any and all subsequent amendments to said Registration Statements (including, without limitation, any and all post-effective amendments thereto), and (y) said Annual Report, which is about to be filed, and any and all subsequent amendments to said Annual Report ("Annual Report"), and to file said Registration Statements and Annual Report so signed, and any and all subsequent amendments thereto (including, without limitation, any and all post-effective amendments thereto) so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Commission in connection with any matter relating to said Registration Statements and Annual Report, hereby granting to the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

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   IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of the 4th day of March, 2002.

  /s/ A. I. Questrom                           /s/ R. B. Cavanaugh
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A. I. Questrom                               R. B. Cavanaugh
Chairman of the Board and Chief              Executive Vice President and Chief
Executive Officer (principal                 Financial Officer (principal
executive officer);                          financial officer)
Director

/s/ W. J. Alcorn                               /s/ M. A. Burns
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W. J. Alcorn                                 M. A. Burns
Senior Vice President and Controller         Director
(principal accounting officer)


/s/ T. J. Engibous                             /s/ K. B. Foster
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T. J. Engibous                               K. B. Foster
Director Director

/s/ V. E. Jordan, Jr.
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V. E. Jordan, Jr.                            J. C. Pfeiffer
Director Director


/s/ A. W. Richards                             /s/ L. H. Roberts
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A. W. Richards                               L. H. Roberts
Director Director

/s/ R. G. Turner                               /s/ C. S. Sanford, Jr.
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R. G. Turner                                 C. S. Sanford, Jr.
Director Director